Exhibit 99.1

FOR IMMEDIATE RELEASE

Contact:

William P. Taylor

Chairman and Chief Executive Officer

Somerset Savings Bank, SLA

220 West Union Avenue

Bound Brook, New Jersey 08805

732-560-1700, ext. 5201

Somerset Savings Bank Announces Commencement of Stock Offering

BOUND BROOK, NJ – July 21, 2023 – Somerset Savings Bank, SLA (the “Bank”) announced today that SR Bancorp, Inc. (the “Company”), the proposed holding company for the Bank, is commencing its stock offering in connection with the conversion of the Bank from mutual to stock form. The Bank also announced that the registration statement for the sale of the Company’s common stock has been declared effective by the Securities and Exchange Commission and that the regulatory approvals required to commence the offering have been received, including the approvals of the New Jersey Department of Banking and Insurance and the Federal Deposit Insurance Corporation.

Promptly following the completion of the conversion and related stock offering, Regal Bancorp, a New Jersey corporation, will merge with and into the Company, with the Company as the surviving entity (the “Merger”). Immediately following the Merger, Regal Bank, a New Jersey chartered commercial bank headquartered in Livingston, New Jersey and the wholly-owned subsidiary of Regal Bancorp, will merge with and into Somerset Savings Bank, which will convert to a commercial bank charter and be renamed Somerset Regal Bank. The regulatory approvals required to complete the Merger have been received, including the approvals of the New Jersey Department of Banking and Insurance and the Federal Deposit Insurance Corporation and the non-objection of the Federal Reserve Bank of New York. The Merger remains subject to the approval of Regal Bancorp stockholders and the fulfillment of customary closing conditions.

The Company is offering for sale up to 9,200,000 shares of common stock at a purchase price of $10.00 per share, although the Company may sell up to 10,580,000 shares of common stock because of demand for the shares or changes in market conditions, without resoliciting investors. The Company intends to contribute up to 529,000 shares of its common stock and $1.1 million in cash to Somerset Regal Charitable Foundation, Inc.

The Company’s common stock is expected to be listed on the Nasdaq Capital Market under the symbol “SRBK.”

The shares will first be offered in a subscription offering, in priority order, to depositors of the Bank with qualifying deposits at the close of business on June 30, 2021, to the Bank’s tax-qualified employee benefit plans (including the Bank’s Employee Stock Ownership Plan and 401(k) Plan), to depositors of the Bank with qualifying deposits at the close of business on June 30, 2023, and finally to depositors of the Bank at the close of business on July 5, 2023. The Company began mailing the subscription materials on July 21, 2023.

The subscription offering is expected to expire at 2:00 p.m., Eastern time, on August 15, 2023. Any shares of common stock remaining after the subscription offering will be offered for sale to members of the general public in a community offering, with a preference given first to residents in Hunterdon, Middlesex and Somerset Counties, New Jersey.

The subscription and community offerings are being managed by Keefe, Bruyette & Woods, Inc., a Stifel Company. All questions concerning the offering or requests for offering materials should be directed to the Stock Information Center, which can only be accessed by telephone at 1-(844) 265-9680. The Stock Information Center will be open Monday through Friday between 10:00 a.m. and 4:00 p.m., Eastern time, beginning Monday, July 24, 2023. The Stock Information Center will be closed on bank holidays.

Eligible depositors and others may be able to subscribe for shares of common stock using funds in an individual retirement account (“IRA”) or other retirement account if the account is maintained by an independent custodian or trustee, such as a brokerage firm, and not the Bank. The Company recommends that anyone wishing to use funds in an IRA or other retirement account to purchase shares in the subscription or community offering contact the Stock Information Center promptly, preferably at least two weeks before the August 15, 2023 offering deadline, for assistance.

Completion of the stock offering is contingent upon the Company selling at least 6,800,000 shares of common stock and is subject to the receipt of final regulatory approvals for the conversion and stock offering, the affirmative vote of the depositors of the Bank approving the conversion and other customary closing conditions.

This press release is neither an offer to sell nor an offer to buy shares of common stock of the Company. The offer is made only by the Company’s prospectus and when accompanied by a stock order form. The Company has filed with the SEC a registration statement for the offering to which this press release relates as well as the final prospectus, dated July 13, 2023, for the subscription and community offering. Before you invest, you should read that prospectus and other documents the Company has filed with the SEC for more complete information about the Company and the stock offering. You may obtain these documents for free by visiting EDGAR on the SEC web site at www.sec.gov.

The shares of common stock of the Company are not deposits or savings accounts and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

About Somerset Savings

Somerset Savings Bank, SLA formed in 1887, is a New Jersey savings and loan association. Somerset Savings is a full-service community bank headquartered in Bound Brook, New Jersey that operates seven branches in Hunterdon, Middlesex and Somerset Counties, New Jersey. At March 31, 2023, Somerset Savings had $664.9 million in total assets, $357.3 million in net loans, $517.0 million in deposits and total equity of $119.1 million. Additional information about Somerset Savings is available on its website, www.somersetsavings.com.

Forward-Looking Statements

This press release and the Company’s prospectus for the offering contain forward-looking statements, which can be identified by the use of words such as “estimate,” “project,” “believe,” “intend,” “anticipate,” “plan,” “seek,” “expect,” “will,” “would,” “should,” “could” or “may,” and words of similar meaning. These forward-looking statements include statements of the Company’s goals, intentions and expectations; statements regarding the Company’s business plans, prospects, growth and operating strategies; statements regarding the quality of the Company’s loan and investment portfolios; and estimates of the Company’s risks and future costs and benefits.

These forward-looking statements are based on current beliefs and expectations of the Company’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ materially from those set forth in the forward-looking statements as a result of numerous factors. Factors that could cause such differences to exist include, but are not limited to: the failure to obtain the final regulatory approvals for the proposed conversion and related stock offering and the merger with Regal Bancorp, Inc., delays in obtaining such approvals, or adverse conditions imposed in connection with such approvals; failure to obtain depositor approval of the conversion and Regal Bancorp’s stockholder approval of the merger; those related to the real estate and economic environment, particularly in the market areas in which the Company operates; fiscal and monetary policies of the U.S. Government; changes in government regulations affecting financial institutions, including regulatory compliance costs and capital requirements; fluctuations in the adequacy of loan loss reserves; decreases in deposit levels necessitating increased borrowing to fund loans and investments; the effects of any pandemic, including COVID-19; operational risks including, but not limited to, cybersecurity, fraud and natural disasters; the risk that the Company may not be successful in the implementation of its business strategy; changes in prevailing interest rates; credit risk management; asset-liability management; and other risks described in the Company’s filings with the Securities and Exchange Commission, which are available at the SEC’s website, www.sec.gov.

The Company cautions prospective investors not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company disclaims any obligation to publicly release any revision made to any forward-looking statement to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.